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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported) May 13, 2003

                            MIRACOR DIAGNOSTICS, INC.
             (Exact name of registrant as specified in its charter)

Utah                       0-12365                   58-1475517
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(State or other            (Commission               (IRS Employer
jurisdiction of            File Number)              Identification No.)
formation

9191 Towne Centre Drive, Suite 400, San Diego, California 92122
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(Address of principal executive offices)                      (Zip Code)

Registrant's telephone number, including area code (858) 455-7127

9191 Towne Centre Drive, Suite 400, San Diego, California 92122
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(Former name or former address, if changed since last report)


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                                    FORM 8-K
                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                          of the Securities Act of 1934



Item 1.   Changes in Control of Registrant
          --------------------------------
          Not Applicable

Item 2.   Acquisition or Disposition of Assets
          ------------------------------------
          Not Applicable

Item 3.   Bankruptcy or Receivership
          --------------------------
          Not Applicable

Item 4.   Changes in Registrant's Certifying Accountant
          ---------------------------------------------
          Not Applicable

Item 5.   Other Events
          ------------
          Not Applicable

Item 6.   Resignation of Registrant's Directors
          -------------------------------------
          Not Applicable

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits
          ------------------------------------------------------------------
          Exhibit - Press Release

Item 8.   Change of Fiscal Year
          ---------------------
          Not Applicable

Item 9.   Sales of Equity Securities Pursuant to Regulation S
          ---------------------------------------------------
          Not Applicable

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly authorized and caused the undersigned to sign this Report on the Registrant's behalf.

MIRACOR DIAGNOSTICS, INC.


By:  /s/ Ross S. Seibert
     --------------------------------------------
     Ross S. Seibert, Chief Financial Officer

Dated:  May 13, 2003